Exhibit 10.3


                        FORM OF REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated as of ___________, 2007, is made by and between REGAL ROCK, INC., a Nevada corporation (the "Company"), and [SUBSCRIBER TO BE IDENTIFIED] (the "Subscriber").

                              W I T N E S S E T H:

     WHEREAS, the Company and the Subscriber have entered into a certain Private Placement Subscription Agreement (the "Subscription Agreement"), as of even date, pursuant to which the Company has agreed to issue to the Subscriber, and the Subscriber has agreed to purchase from the Company, _______ units (the "Units") in the capital of the Company, each consisting of one share of the Company's Common Stock (each, a "Unit Share," and collectively, the "Unit Shares") and one non-transferable share purchase warrant (each, a "Warrant" and collectively, the "Warrants") entitling the Subscriber to purchase an additional share of Common Stock for $1.00 for a period of two years from the completion of the purchase; and

     WHEREAS, upon the terms and subject to the conditions of the Subscription Agreement, the Company has agreed to issue to the Subscriber an aggregate of _______ shares of the Company's Common Stock, comprised of _______ Unit Shares, and _______ shares of Common Stock which are issuable pursuant to exercise of the Warrants (the "Warrant Shares" and together with the Unit Shares, the "Subscribed Shares"); and

     WHEREAS, to induce the Subscriber to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws with respect to the Subscribed Shares.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Subscriber hereby agree as follows:

     1.    DEFINITIONS.

     (a) As used in this Agreement, the following terms shall have the following meaning:

           (i) "Business Day" means any day that is not a Saturday, Sunday, or legal holiday in the State of New York when commercial banking institutions are required to be closed.

           (ii) "Commission" means the United States Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

           (iii) "Common Stock" means the common stock, par value $0.001 per share, of the Company.

           (iv) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statute.

           (v) "Potential Material Event" means any of the following: (a) possession by the Company of material information not ripe for disclosure in a Registration Statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of the Company, or (b) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a Registration Statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information.

           (vi) "Register", "registered" and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a delayed or continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the Commission.

           (vii) "Registrable Securities" means the Subscribed Shares.

           (viii)"Registration Statement" means a registration statement of the Company under the Securities Act.

           (ix)  "Subscription Date" means the date of this Agreement.

           (x) "Subscriber" has the meaning set forth in the preamble to this Agreement.

     (b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement.

     2. MANDATORY REGISTRATION. The Company shall prepare, and as soon as practicable, but not later than sixty (60) Business Days after the Subscription Date ("Filing Date"), file with the Commission a Registration Statement on Form SB-2 ("Registration Statement"), or if such form is unavailable for such registration, on such other form as is available for such a registration, covering the resale of the number of Registrable Securities, and to use its best efforts to cause the Registration Statement relating to the Registrable Securities to become effective one hundred eighty (180) calendar days after the Subscription Date ("Effective Date").

     3. OBLIGATION OF THE COMPANY.In connection with the registration of the Registrable Securities, the Company shall do each of the following:

     (a)   Prepare promptly, and file with the Commission not later than  sixty
(60) Business Days of the Subscription Date, a Registration Statement with respect to not less than the number of Registrable Securities provided in
Section 2 above, and, thereafter, use all reasonable diligent efforts to cause the Registration Statement relating to the Registrable Securities to become effective one hundred eighty (180) days after the Subscription Date, and keep the Registration Statement effective at all times until the earliest of(i) the date when the Subscriber may sell all Registrable Securities under Rule 144 without volume limitations, or (ii) the date the Subscriber no longer owns any of the Registrable Securities (collectively, the "Registration Period"), which Registration Statement (including any amendments or supplements, thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (b) Prepare and file with the Commission such amendments (including post-effective amendments) and supplement to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and during the Registration Period, and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the expiration of the Registration Period;

     (c) Notify Subscriber and Subscriber's legal counsel identified to the Company ("Subscriber's Counsel") (and, in the case of (i)(A) below, not less than one (1) Business Day prior to such filing) and (if requested by any such person) confirm such notice in writing no later than three (3) Business Days following the day (i): (A) when a prospectus or any prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed;
(B) whenever the Commission notifies the Company whether there will be a "review" of such Registration Statement; (C)whenever the Company receives (or a representative of the Company receives on its behalf) any oral or written comments from the Commission in respect of a Registration Statement (copies or, in the case of oral comments, written or oral summaries of such comments shall be promptly furnished by the Company to Subscriber's Counsel); and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or the prospectus or for additional information; (iii)of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv)if at any time any of the representations or warranties of the Company contained in any agreement (including the Subscription Agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the
Company   of   any  notification   with  respect  to  the   suspension  of  the
qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (vi) of the occurrence of any event that to the knowledge of the Company makes any statement made in the Registration Statement or the prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, the prospectus or other documents so that, in the case of the Registration Statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, the Company shall furnish Subscriber's Counsel with copies of all intended written responses to the comments contemplated in clause (C) of this Section not later than one (1) Business Day in advance of the filing of such responses with the Commission so that Subscriber shall have the opportunity to comment thereon.

     (d) Furnish to Subscriber, (i) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and the prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as the Subscriber may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Subscriber;

     (e) Use all reasonably diligent efforts to (i) register and/or qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Subscriber may reasonably request and in which significant volumes of shares of the Company's common stock are traded, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualification in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions: provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (B) subject itself to general taxation in any such jurisdiction, (C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause more than nominal expense or burden to the Company or (E) make any change in its charter or by-laws or any then existing contracts, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

     (f) As promptly as practicable after becoming aware of such event, notify the Subscriber of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading ("Registration Default"), and use all diligent efforts to promptly prepare a supplement or amendment to the Registration Statement or other appropriate filing with the Commission to correct such untrue statement or omission, and any other necessary steps to cure the Registration Default, and deliver a number of copies of such supplement or amendment to the Subscriber as the Subscriber may reasonably request.

     (g) As promptly as practicable after becoming aware of such event, notify the Subscriber (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

     (h) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies Subscriber in writing of the existence ofa Potential Material Event ("Blackout Notice"), Subscriber shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until Subscriber receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Registrable Securities for more than two ten (10) day periods in the aggregate during any 12-month period ("Blackout Period") with at least a ten (10) Business Day interval between such periods, during the periods the Registration Statement is required to be in effect.

     (i)   Use  its  commercially  reasonable  efforts  to  secure and maintain
Financial  Institutions   Regulatory  Authority  ("FINRA")  authorization   and
quotation for such Registrable Securities on the over-the-counter bulletin board and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the FINRA as such with respect to such Registrable Securities, and ultimately to cause all the Registrable Securities covered by the Registration Statement to be listed on a national securities exchange (including the NASDAQ Capital Market) and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange; and

     (j) Provide a transfer agent for the Registrable Securities not later than the Subscription Date of the Registration Statement.


     4.    OBLIGATIONS OF THE SUBSCRIBER.   In connection with the registration
of  the  Registrable  Securities, the  Subscriber   shall  have  the  following
obligations:

     (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Subscriber that the Subscriber shall timely furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall timely execute such documents in connection with such registration as the Company may reasonably request.

     (b) The Subscriber by such Subscriber's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder; and

     (c) The Subscriber agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f), 3(g) or 3(h) above, the Subscriber will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Subscriber receives the copies of the supplemented or amended prospectus contemplated by Section 3(f), 3(g) or 3(h) and, if so directed by the Company, the Subscriber shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Subscriber's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

     5.    EXPENSES OF REGISTRATION.

     (a) All reasonable expenses incurred in connection with Registrations, filings or qualifications pursuant to Section 3, including, without limitation, all Registration, listing, and qualifications fees (including all expenses of complying with the Financial Industry Regulatory Authority, Inc. ("FINRA")), fees and expenses of complying with securities and blue sky laws, printers and accounting fees, and the fees and disbursements of counsel for the Company, shall be borne by the Company. A fee for a single counsel for Subscriber for the initial Registration Statement and for each additional Registration Statement covering the Registrable Securities shall be borne by the Company.


     6.    INDEMNIFICATION.   After Registrable  Securities  are  included in a
Registration Statement under this Agreement:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless, each Subscriber, the directors, if any, of such Subscriber, the officers, if any, of such Subscriber, each person, if any, who controls the Subscriber within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon:
(i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein  not misleading,  (ii) any untrue statement or alleged untrue statement
of a material fact contained in any preliminary   prospectus  if  used  prior
to  the  Subscription  Date  of  such Registration Statement,  or  contained in the final prospectus (as amended or supplemente, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses
(i)  through  (iii)  being  collectively   referred   to  as "Violations").
The Company shall reimburse the Subscriber, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not
(i) apply to any Claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly  for use  in  connection  with  the  preparation  of the Registration
Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (ii) with respect to any preliminary prospectus, inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (iii) be available to the extent such Claim is based on a failure of the Subscriber to deliver or cause to be delivered the prospectus made available by the Company; or (iv) apply to amounts paid in settlement of any Claim if such
settlement is effected without the prior written  consent  of  the   Company,
which  consent  shall not be  unreasonably withheld.   The Subscriber will
indemnify the Company, its officers, directors and agents (including legal counsel) against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Subscriber, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions set forth in the previous sentence. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person or Indemnified Party.

     (b) Promptly after receipt by an Indemnified Person under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person, as the case may be; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Subscriber selected by the Subscriber. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     7. CONTRIBUTION.To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in

Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Subscriber the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Subscriber to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to use its reasonable best efforts to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144;

     (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act;

     (c) furnish to the Subscriber so long as the Subscriber owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company solely if unavailable by EDGAR, and (iii) such other information as may be reasonably requested to permit the Subscribers to sell such securities pursuant to Rule 144 without registration; and

     (d) at the request of any Subscriber of Registrable Securities, give its transfer agent irrevocable instructions (supported by an opinion of Company counsel, if required or requested by the transfer agent) to the effect that, upon the transfer agent's receipt from such Subscriber of:

            (i)  a certificate (a "Rule 144 Certificate") certifying
            (A) that such Subscriber has held the shares of Registrable Securities which the Subscriber proposes to sell (the "Securities Being Sold") for a period of not less than (1) year and (B) as to such other matters as may be appropriate in accordance with Rule 144 under the Securities Act, and

            (ii)  an  opinion  of  counsel acceptable to the Company
            (for which purposes it is agreed that the initial Subscriber's Counsel shall be deemed acceptable if such opinion is not given by Company Counsel) that, based on the Rule 144 Certificate, Securities Being Sold may be sold pursuant to the provisions of Rule 144, even in the absence of an effective Registration Statement.

     The transfer agent is to effect the transfer of the Securities Being Sold and issue to the buyer(s) or transferee(s) thereof one or more stock certificates representing the transferred Securities Being Sold without any restrictive legend and without recording any restrictions on the transferability of such shares on the transfer agent's books and records (except to the extent any such legend or restriction results from facts other than the identity of the Subscriber, as the seller or transferor thereof, or the status, including any relevant legends or restrictions, of the shares of the Securities Being
Sold while held by the Subscriber).   If the transfer  agent  requires any
additional documentation at the time of the transfer, the Company shall deliver or cause to be delivered all such reasonable additional documentation as may be necessary to effectuate the issuance of an unlegended certificate.

     9.    MISCELLANEOUS.

     (a) REGISTERED OWNERS. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     (b) RIGHTS CUMULATIVE; WAIVERS. The rights of each of the parties under this Agreement are cumulative. The rights of each of the parties hereunder shall not be capable of being waived or varied other than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

     (c) BENEFIT; SUCCESSORS BOUND. This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights, and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their heirs, executors, administrators, representatives, successors, and permitted assigns.

     (d) ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. There are no promises, agreements, conditions, undertakings, understandings, warranties, covenants or representations, oral or written, express or implied, between them with respect to this Agreement or the matters described in this Agreement, except as set forth in this Agreement and in the other documentation relating
to the  transactions  contemplated  by  this  Agreement.   Any such
negotiations, promises, or understandings shall not be used to interpret or constitute this Agreement.

     (e) AMENDMENT. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Subscriber. Any amendment or waiver effected in accordance with this Section 9(e) shall be binding upon the Company and any subsequent transferees.

     (f) SEVERABILITY. Each part of this Agreement is intended to be severable. In the event that any provision of this Agreement is found by any
court  or  other authority   of   competent   jurisdiction  to  be  illegal  or
unenforceable, such provision shall be severed or modified to the extent necessary to render it enforceable and as so severed or modified, this Agreement shall continue in full force and effect.

     (g) NOTICES. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given and effective: (a) three days after being placed in the mail if mailed by certified or registered mail (return receipt requested), or (b) on the day after deposit with an overnight courier service for next day delivery, or (c) upon receipt, if delivered personally or by facsimile, or (d) one day after electronically mailed either in the text of an email message or attached in a commonly readable format and the sender has received no generated notice that the email message has not been successfully delivered, in each case addressed to a
party.   The addresses for  such  communications shall be as follows, or such other address as may be designated in writing hereafter, in the same manner, by such party:

            If to the Company:

               Regal Rock, Inc.
               3723 E. Maffeo Road
               Phoenix, Arizona 89050
               Attention: President
               Facsimile: ___________________
               Email:   _____________________

            If to Subscriber:

               ______________________________
               ______________________________
               Attention:  __________________
               Facsimile: ___________________
               Email:  ______________________

     (h) GOVERNING LAW. This Agreement shall be governed by the interpreted in accordance with the laws of the State of New York without reference to its conflicts of laws rules or principles. Each of the parties consents to the exclusive jurisdiction of the federal courts of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. Each of the parties hereby waives a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with this Agreement.

     (i) CONSENTS. The person signing this Agreement on behalf of each party hereby represents and warrants that he has the necessary power, consent and authority to execute and deliver this Agreement on behalf of that party.

     (j) FURTHER ASSURANCES. In addition to the instruments and documents to be made, executed and delivered pursuant to this Agreement, the parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments and to take such other actions as the requesting party may reasonably require to carry out the terms of this Agreement and the transactions contemplated hereby.

     (k)   SECTION  HEADINGS.   The Section headings in this Agreement are  for
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     (l)   CONSTRUCTION.   Unless  the  context  otherwise  requires, when used
herein, the singular shall be deemed to include the plural, the plural shall be deemed to include each of the singular, and pronouns of one or no gender shall be deemed to include the equivalent pronoun of the other or no gender.

     (m) EXECUTION IN COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission or electronic mail transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. A facsimile or electronic mail transmission of this signed Agreement shall be legal and binding on all parties hereto.



                    [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         COMPANY:

                         REGAL ROCK, INC.


                         By:    ______________________________
                         Name:  ______________________________
                         Title: ______________________________



                         SUBSCRIBER:

                         [____________________________]



                         By:    ______________________________
                         Name:  ______________________________
                         Title: ______________________________